SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


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                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 7, 1996

                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


          TEXAS                                           74-2157138
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  (State or other Jurisdiction                         (I.R.S. Employer
of incorporation or organization)                     Identification No.)

1200 SAN BERNARDO, LAREDO, TEXAS                          78040-1359
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    (Address of principal                                 (ZIP Code)
     executive offices)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (210) 722-7611



                                      NONE
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          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS
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         On March 7, 1996, International Bancshares Corporation issued a news release announcing its earnings for the year ended December 31, 1995. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
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         c.       Exhibits



                  The following exhibit is filed as part of this report:



                  (99) News release of International Bancshares Corporation dated March 7, 1996.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      INTERNATIONAL BANCSHARES CORPORATION
                                      (Registrant)


                                    By:     /s/ DENNIS E. NIXON
                                            DENNIS E. NIXON, President,
                                            and Chief Executive Officer

Date:  March 13, 1996

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                                  EXHIBIT INDEX




EXHIBIT                                                                    Page
NUMBER                   DESCRIPTION                                      NUMBER
-------                  -----------                                      ------

 99               News Release of International                              5
                  Bancshares Corporation dated
                  March 7, 1996

                                        4